UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2013

Viad Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1850 N. Central Avenue, Suite 1900, Phoenix, Arizona		85004-4565
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 207-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2013, the Board of Directors of Viad Corp (the "Company") approved an amendment to Section 2.1 of the Company’s Bylaws to change the Company’s annual meeting of shareholders from the third Tuesday in May of each year at 9:00 a.m., local time, to the third Thursday in May of each year at 8:00 a.m., local time. A copy of the amended Bylaws is attached hereto as Exhibit 3, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3 – Copy of Bylaws of Viad Corp, as amended through December 5, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp

December 9, 2013	By:	/s/ G. Michael Latta

Name: G. Michael Latta
Title: Chief Accounting Officer - Controller

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Exhibit Index

Exhibit No.	Description

3	Copy of Bylaws of Viad Corp, as amended through December 5, 2013.